SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 August 1, 2006

                          ADVANCED MEDIA TRAINING, INC.
               (Exact name of issuer as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


       000-50333                                           95-4810658
(Commission File Number)                       (IRS Employer Identification No.)


             17337 Ventura Blvd., Ste. 208 Encino, California 91316
             (Address of principal executive offices)       (Zip Code)


       Registrant's telephone number, including area code: (818) 784-0040

             ------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[_] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)


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Item 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On Tuesday, August 1, 2006, Advanced Media Training, Inc., (the "Issuer"), Dematco Corporation, a United Kingdom corporation ("Dematco") and the shareholders of Dematco ("Shareholders") entered into an amendment to the Stock Purchase Agreement with Option (the "Agreement") signed by the Issuer, Dematco and the Shareholders on March 20, 2006.

         Pursuant to the Agreement, the Issuer purchased 8,080,000 shares of Dematco's common stock (which amount equals eight percent (8%) of the total issued and outstanding equity of Dematco) with 6,464,000 shares of the Issuer's common stock. As part of that transaction, the Issuer received an option to purchase the remaining issued and outstanding equity of Dematco (92,920,000 shares representing the remaining 92% of Dematco's common stock) from the Shareholders. The Agreement provided that the option is exercisable up to and including February 28, 2007, the one year anniversary of the effective date of the transaction, that the option could be exercised in whole or in part and that the formula to determine the exercise price was based upon an agreed dollar amount for the remaining Dematco common stock with the value of the Issuer's shares to be determined by the market price of the Issuer's shares on the date that Issuer exercises the option.

         Dematco, the Issuer and the Shareholders have amended the Agreement to provide that the purchase price for Issuer's purchase of the remaining 92% of Dematco's outstanding common stock from the Shareholders will be an exchange of one (1) share of Issuer's common stock for one (1) share of Dematco's common stock and that Issuer may not exercise the option in part, but rather, in the event that Issuer exercises the option it will be required exercise the option in full.

         Dematco is a private company, based in Geneva, Switzerland, specializing in the electronic digitizing of any form of securities, whether listed, private or simply to be able to trade and clear in electronic form. Dematco has a unique agreement with Societe Bancaire Privee, a Geneva, Switzerland based federal bank, to process all manner of securities into electronic format.


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


                                   SIGNATURES
         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ADVANCED MEDIA TRAINING, INC.,
                                           A Delaware corporation (Registrant)

Date: August 2, 2006                       By:  /S/ BUDDY YOUNG
                                              ----------------------------------
                                                BUDDY YOUNG, Chief Executive
                                                Officer


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